UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2020

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 17, 2020, Energy Focus, Inc. (the “Company”) received a letter from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is no longer in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires listed companies to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). The Company’s Form 10-Q for the Quarterly Period Ended June 30, 2020 filed on August 13, 2020 reflected that the Company’s stockholders’ equity as of June 30, 2020 was $1,714,000. In addition, as of August 13, 2020, the Company did not meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations.

The notification letter has no immediate effect on the Company’s listing on the Nasdaq Capital Market. Nasdaq has provided the Company with 45 calendar days, or until October 1, 2020, to submit a plan to regain compliance with Nasdaq’s listing standards. If the Company submits a plan to regain compliance that is accepted, Nasdaq may grant an extension of up to 180 calendar days from August 17, 2020 to regain compliance. If the Company does not submit a plan to regain compliance or if such plan is not accepted, or if it is accepted and the Company does not regain compliance in the timeframe required by Nasdaq, the Nasdaq staff could provide notice that the Company’s common stock is subject to delisting.

The Company is presently evaluating potential actions to regain compliance and intends to timely submit a plan to Nasdaq to fully regain compliance with the Stockholders’ Equity Requirement.

Forward Looking Statements

Forward-looking statements in this report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts and include statements regarding our current expectations concerning, among other things, submitting a plan to regain compliance with the Stockholders’ Equity Requirement. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this report. We believe that important factors that could cause our actual results to differ materially from forward-looking statements include, but are not limited to: (i) disruptions in the U.S. and global economy and business interruptions resulting from the recent coronavirus (“COVID-19”) health pandemic outbreak and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations; (ii) our need for additional financing in the near term to continue our operations; (iii) our ability to obtain refinancing or extend maturing debt; (iv) our ability to continue as a going concern for a reasonable period of time; (v) our ability to implement plans to increase sales and control expenses; (vi) our reliance on a limited number of customers for a significant portion of our revenue, and our ability to maintain or grow such sales levels; (vii) our ability to increase sales by adding new customers to reduce the reliance of our sales on a smaller group of customers, and the long sales-cycle that our product requires; (viii) our ability to increase demand in our targeted markets and to manage sales cycles that are difficult to predict and may span several quarters; (ix) the timing of large customer orders, significant expenses and fluctuations between demand and capacity as we invest in growth opportunities; (x) our ability to compete effectively against companies with lower cost structures or greater resources, or more rapid development efforts, and new competitors in our target markets; (xi) our ability to successfully scale our network of sales representatives, agents, and distributors to match the sales reach of larger, established competitors;(xii) market acceptance of LED lighting and control technologies and products; (xiii) our ability to attract and retain qualified personnel, and to do so in a timely manner; (xiv) the impact of any type of legal inquiry, claim, or dispute; (xv) general economic conditions in the United States and in other markets in which we operate or secure products; (xvi) our dependence on military maritime customers and on the levels and timing of government funding available to such customers, as well as the funding resources of our other customers in the public sector and commercial markets; (xvii) the possible impact on our military maritime customers and their ability to honor the timing for existing orders or place future orders due to COVID-19 breakouts amongst personnel that might impact the use of ships in service; (xviii) business interruptions resulting from geopolitical actions, including war and terrorism, natural disasters, including earthquakes, typhoons, floods and fires or from health epidemics or pandemics or other contagious outbreaks; (xix) our reliance on a limited number of third-party suppliers, our ability to obtain critical components and finished products from such suppliers on acceptable terms, and the impact of our fluctuating demand on the stability of such suppliers; (xx) our ability to timely and efficiently transport products from our third-party suppliers to our facility by ocean marine channels; (xxi) our ability to respond to new lighting technologies and market trends, and fulfill our warranty obligations with safe and reliable products; (xxii) any delays we may encounter in making new products available or fulfilling customer specifications; (xxiii) any flaws or defects in our products or in the manner in which they are used or installed; (xxiv) our ability to protect our intellectual property rights and other confidential information, and manage infringement claims by others; (xxv) our compliance with government contracting laws and regulations, through both direct and indirect sale channels, as well as other laws, such as those relating to the environment and health and safety; (xxvi) risks inherent in international markets, such as economic and political uncertainty, changing regulatory and tax requirements and currency fluctuations, including tariffs and other potential barriers to international trade; and (xxvii) maintain effective internal controls and otherwise comply with our obligations as a public company and under Nasdaq listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2020

ENERGY FOCUS, INC.

	By:	/s/ Tod A. Nestor
	Name:	Tod A. Nestor
	Title:	President, Chief Financial Officer and Secretary